Exhibit 10(d)(4)
THE SCOTTS MIRACLE-GRO COMPANY
AMENDED AND RESTATED
1996 STOCK OPTION PLAN
(EFFECTIVE AS OF OCTOBER 30, 2007)
(Does Not Reflect Any Stock Splits or Stock Dividends)

THE SCOTTS MIRACLE-GRO COMPANY
AMENDED AND RESTATED
1996 STOCK OPTION PLAN
(EFFECTIVE AS OF OCTOBER 30, 2007)
(Does Not Reflect Any Stock Splits or Stock Dividends)
SECTION 1.
PURPOSE AND EFFECTIVE DATE
     1.1 Purpose. The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by (a) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and Eligible Directors, and (b) enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.
     1.2. Effective Date. The Plan was originally adopted by the Board on February 12, 1996 and is hereby amended and restated effective as of October 30, 2007.
SECTION 2.
DEFINITIONS
     2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:
     (a) “Act” means the Securities Exchange Act of 1934, as amended.
     (b) “Annual Meeting” means the annual meeting of the shareholders of the Company.
     (c) “Annual Retainer” means the annual retainer fee, established by the Board, paid to an Eligible Director for services on the Board.
     (d) “Award” means any Option or Stock Unit.
     (e) “Board” means the Board of Directors of the Company.
     (f) “Cause” means (i) the willful failure by a Participant to perform substantially the Participant’s duties as an Employee of the Company (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant’s engaging in serious misconduct that is injurious to the Company or any Subsidiary, (iii) the Participant’s having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony or (iv) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose any information pertaining to the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary.

     (g) “Change in Control” means the occurrence of any of the following events:
     (i) the members of the Board (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the then Incumbent Directors also will be treated as an Incumbent Director; or
     (ii) any “person,” including a “group” [as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries or Hagedorn Partnership, L.P. or any party related to Hagedorn Partnership, L.P. as determined by the Committee] becomes the “beneficial owner” [as defined in Rule 13d-3 under the Act], directly or indirectly, of securities of the Company representing more than 30 percent of the combined voting power of the Company’s then outstanding securities; or
     (iii) the adoption or authorization by the shareholders of the Company of a definitive agreement or a series of related agreements (1) for the merger or other business combination of the Company with or into another entity in which the shareholders of the Company immediately before the effective date of such merger or other business combination own less than 50 percent of the voting power in such entity or (2) for the sale or other disposition of all or substantially all of the assets of the Company;
     (iv) the adoption by the shareholders of the Company of a plan relating to the liquidation or dissolution of the Company; or
     (v) for any reason, Hagedorn Partnership, L.P. or any party related to Hagedorn Partnership, L.P. as determined by the Committee, becomes the “beneficial owner” [as defined in Rule 13d-3 under the Act], directly or indirectly, of securities of the Company representing more than 49 percent of the combined voting power of the Company’s then outstanding securities.
     (h) “Change in Control Price” means the price per share of Stock paid in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the price offered is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of events not related to a transfer of Stock, the highest Fair Market Value of a share of Stock on any of the 30 consecutive trading days ending on the last trading day before the Change in Control occurs.
     (i) “Code” means the Internal Revenue Code of 1986, as amended.

     (j) “Committee” means the Compensation and Organization Committee of the Board which shall have the meaning ascribed to a “compensation committee” in Section 1.162-27(c)(4) of the final regulations promulgated under Section 162(m) of the Code and which shall consist of three or more members, each of whom shall be (i) a person from time to time permitted by the rules promulgated under Section 16 of the Act in order for grants of Awards to be exempt transactions under said Section 16 and (ii) receiving remuneration in no other capacity than as a director, except as permitted under Section 1.162-27(e)(3) of the final regulations promulgated under Section 162(m) of the Code and the rulings thereunder.
     (k) “Company” means The Scotts Miracle-Gro Company, an Ohio corporation, and any successor thereto.
     (l) “Director Option” means a “nonstatutory stock option” (“NSO”) granted to each Eligible Director pursuant to Section 6.6 without any action by the Board or the Committee.
     (m) “Disability” means the inability of the Participant to perform the Participant’s duties for a period of at least six months due to a physical or medical infirmity. Notwithstanding the foregoing, with respect to Incentive Stock Options, the term “Disability” shall be defined as such term is defined in Section 22(e)(3) of the Code.
     (n) “Eligible Director” means, on any date, a person who is serving as a member of the Board and who is not an Employee.
     (o) “Employee” means any officer or other key executive and management employee of the Company or of any of its Subsidiaries.
     (p) “Fair Market Value” means, on any date, the closing price of the Stock as reported on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on the New York Stock Exchange (or such other market or system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.
     (q) “Non-Grandfathered Option” means an NSO that was not earned and vested (within the meaning of Treasury Regulation §1.409A-6) as of December 31, 2004.
     (r) “Option” means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an “Incentive Stock Option” (ISO) within the meaning of Section 422 of the Code or (ii) an NSO which does not qualify for treatment as an “Incentive Stock Option.”
     (s) “Participant” means any Employee designated by the Committee to participate in the Plan.

     (t) “Plan” means The Scotts Miracle-Gro Company Amended and Restated 1996 Stock Option Plan, as in effect from time to time.
     (u) “Retirement” means, unless the Committee specifies otherwise, the date:
     (i) a Participant terminates employment on or after the earlier of (1) reaching age 62 or, (2) with the Committee’s approval, reaching age 55 and completing at least 10 years of service as an Employee; or
     (ii) an Eligible Director terminates service as a Board member after having been a Board member for at least one full term.
     (v) “Stock” means the Common Shares, without par value, of the Company.
     (w) “Stock Unit” means a right to receive payment, in accordance with the provisions hereof, of the Fair Market Value of a share of Stock.
     (x) “Subsidiary” means any corporation or partnership in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership.
     2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.
SECTION 3.
ELIGIBILITY AND PARTICIPATION
     Except as otherwise provided in Sections 6.6 and 6.7, the only persons eligible to participate in the Plan shall be those Employees selected by the Committee as Participants.
SECTION 4.
POWERS OF THE COMMITTEE
     4.1 Power to Grant. The Committee shall determine the Participants to whom Options shall be granted, the type or types of Options to be granted and the terms and conditions of any and all such Options. The Committee may establish different terms and conditions for different types of Options, for different Participants receiving the same type of Option and for the same Participant for each Option such Participant may receive, whether or not granted at different times.
     4.2 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, and to make all other determinations (including, without limitation, whether a Participant has incurred a Disability) necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.
SECTION 5.
STOCK SUBJECT TO PLAN
     5.1 Number. Subject to the provisions of Section 5.3, the number of shares of Stock subject to Awards under the Plan may not exceed 5,500,000 shares of Stock. Subject to the provisions of Section 5.3, no Participant shall receive Options for more than 150,000 shares of Stock over any one-year period. For this purpose, to the extent that any Option is canceled (as described in Section 1.162-27(e)(2)(vi)(B) of the final regulations promulgated under Section 162(m) of the Code), such canceled Option shall continue to be counted against the maximum number of shares of Stock for which Options may be granted to a Participant under the Plan. The shares of Stock to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose.
     5.2 Canceled, Terminated, or Forfeited Awards. Except as provided in Section 5.1, any shares of Stock subject to an Award which for any reason is canceled, terminated or otherwise settled without the issuance of any Stock shall again be available for Awards under the Plan.
     5.3 Adjustment in Capitalization. In the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available for Awards under Section 5.1 or subject to outstanding Awards and the respective prices and/or limitations applicable to outstanding Awards shall be appropriately adjusted by the Committee, whose determination shall be conclusive. A corresponding adjustment shall be made to the number of shares subject to outstanding Director Options and Stock Units, and a corresponding adjustment shall also be made to the number of shares subject to each Director Option and each Stock Unit thereafter granted pursuant to Section 6.6 or Section 6.7. Notwithstanding anything to the contrary in this Section 5.3, an adjustment to a Non-Grandfathered Option shall be made only to the extent such adjustment complies with the requirements of Section 409A of the Code.

SECTION 6.
OPTIONS AND STOCK UNITS
     6.1 Grant of Options. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) NSOs. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant. Without limiting the foregoing, the Committee may grant Options containing provisions for the issuance to the Participant, upon exercise of such Option and payment of the exercise price therefor with previously owned shares of Stock, of an additional Option for the number of shares so delivered, having such other terms and conditions not inconsistent with the Plan as the Committee shall determine. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.
     6.2 Option Price. NSOs and Incentive Stock Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value of the Stock on the date the Option is granted. To the extent that an Incentive Stock Option is granted to a Participant who owns (actually or constructively under the provisions of Section 424(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or of any Subsidiary, such Incentive Stock Option shall have an exercise price which is not less than 110% of the Fair Market Value on the date the Option is granted.
     6.3 Exercise of Options. Options granted to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions including the performance of a minimum period of service, as the Committee may impose, either at or after the time of grant of such Options; provided, however, that if the Committee does not specify another exercise schedule at the time of grant, each Option shall become exercisable on the third anniversary of the date of grant, subject to the Committee’s right to accelerate the exercisability of such Option in its discretion. Notwithstanding the foregoing, no Option shall be exercisable for more than ten years after the date on which it is granted; provided, however, in the case of an Incentive Stock Option granted to a Participant who owns (actually or constructively under the provisions of Section 424(d) of the Code) Stock possessing more than 10% of total combined voting power of all classes of Stock of the Company or any Subsidiary, such Incentive Stock Option shall not be exercisable for more than five years after the date on which it is granted.
     6.4 Payment. The Committee shall establish procedures governing the exercise of Options, which shall require that written notice of exercise be given and that the Option price be paid in full in cash or equivalents, including by personal check, at the time of exercise or pursuant to any arrangement that the Committee shall approve. The Committee may, in its discretion, permit a Participant or an Eligible Director to tender Stock already owned by the Participant or the Eligible Director, either by actual delivery of the shares of Stock or by attestation, valued at its Fair Market Value on the date of exercise, as partial or full payment of the exercise price. As soon as practicable after receipt of a written exercise notice and full payment of the exercise price, the Company shall deliver to the Participant or the Eligible Director a certificate or certificates representing the acquired shares of Stock.
     6.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the Federal income tax treatment afforded under Section 421 of the Code. Further, the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all option plans of the Company and all Subsidiaries of the Company) shall not exceed $100,000.
     6.6 Director Options. Notwithstanding anything else contained herein to the contrary, prior to January 29, 2002, on the first business day following the date of each annual meeting of shareholders during the term of the Plan, each Eligible Director shall receive a Director Option to purchase 5,000 shares of Stock at an exercise price per share equal to the Fair Market Value of the Stock on the date of grant. An Eligible Director who is a member of one or more Board committees, shall receive an additional grant covering 500 shares of Stock for each committee of which the Eligible Director is a member. An Eligible Director who chairs one or more Board committees shall receive (over and above that additional grant covering 500 shares for each committee membership) an additional grant covering 1,000 shares of Stock for each committee the Eligible Director chairs. Each Director Option shall be exercisable six months after the date of grant and shall remain exercisable until the earlier to occur of (a) the tenth anniversary of the date of grant or (b) the first anniversary of the date the Eligible Director ceases to be a member of the Board, except that (i) if the Eligible Director ceases to be a member of the Board after having been convicted of, or pled guilty or nolo contendere to, a felony, the Eligible Director’s Director Options shall be canceled on the date the Eligible Director ceases to be a director, or (ii) if the Eligible Director ceases to be a member of the Board due to Retirement, any Director Options granted to such Eligible Director which are then outstanding (whether or not exercisable prior to the date of such Retirement), may be exercised at any time prior to the expiration of the term of the Director Options or within five years following the Retirement, whichever period is shorter. An Eligible Director may exercise a Director Option in the manner described in Section 6.3.
     6.7 Stock Units. Effective beginning in the calendar year 2000 and ending in calendar year 2002, each Eligible Director shall be provided with the opportunity to elect to receive all or a portion, in 25% increments, of the Eligible Director’s Annual Retainer: (a) in cash or (b) in Stock Units. An Eligible Director’s first such election shall be made on a form provided by the Committee at least two weeks in advance of the 2000 Annual Meeting. Such election shall be effective until the next Annual Meeting. Elections for annual periods thereafter shall be made on an annual basis, at least two weeks in advance of the applicable Annual Meeting. In the event no election is received from an Eligible Director for an applicable period, the Eligible Director shall be deemed to have elected payment of the Eligible Director’s Annual Retainer in cash. Any portion of an Eligible Director’s Annual Retainer which is elected to be paid in cash shall be paid in accordance with the Company’s regular practice for such payments. To the extent that the Eligible Director elects to receive Stock Units in lieu of all or a portion of the Eligible Director’s Annual Retainer, the Eligible Director shall receive a number of Stock Units (including fractional Stock Units) determined by dividing the dollar amount of Annual Retainer elected by the Fair Market Value of a share of Stock on the next business day following the date of the Annual Meeting; provided that for the calendar year 2000, the Fair Market Value as of March 31, 2000 shall be the value used. All payments in respect of Stock Units shall be settled as soon as practicable after the earlier of (a) the occurrence of a Change in Control or (b) the Eligible Director’s cessation of service on the Board; provided, however, that if the Eligible Director has elected on a form provided by the Committee at least one year prior to the commencement of payment of the value of the Eligible Director’s Stock Units, payment thereof shall be made over a period of up to ten years, as elected by the Eligible Director. All such payments to the Eligible Director shall be made in cash or in Stock, as elected by the Eligible Director on the deferral form provided by the Committee. If distributions are made in cash pursuant to such Eligible Director’s election, distribution shall be made at Fair Market Value determined as of the date immediately preceding the date of distribution. Upon the death of an Eligible Director, the value of any unpaid Stock Units shall be paid in a lump sum in cash in accordance with the provisions of Section 10.2.
     6.8 Restriction on Repricing. Regardless of any other provision of this Plan, neither the Company nor the Committee may “reprice” (as defined under rules issued by the exchange on which the Stock then is traded) any Option without the prior approval of the shareholders.
SECTION 7.
TERMINATION OF EMPLOYMENT
     7.1 Termination of Employment Due to Retirement. Unless otherwise determined by the Committee at the time of grant, in the event a Participant’s employment terminates by reason of Retirement, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised at any time prior to the expiration of the term of the Options or within five years (or such shorter period as the Committee shall determine at the time of grant) following the Participant’s termination of employment, whichever period is shorter. Notwithstanding any provision contained herein, with respect to any Incentive Stock Option, a Participant who terminates the Participant’s employment by reason of Retirement may exercise such Incentive Stock Option at any time prior to the expiration of the term of the Option or within three months following the Participant’s termination of employment, whichever period is shorter.
     7.2 Termination of Employment Due to Death or Disability. Unless otherwise determined by the Committee at the time of grant, in the event a Participant’s employment terminates by reason of death or Disability, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised by the Participant or the Participant’s designated beneficiary, and if none is named, in accordance with Section 10.2, at any time prior to the expiration date of the term of the Options or within five years (or such shorter period as the Committee shall determine at the time of grant) following the Participant’s termination of employment, whichever period is shorter. Notwithstanding any provision contained herein, with respect to any Incentive Stock Option, a Participant whose employment terminates by reason of death or Disability may exercise (or the Participant’s designated beneficiary may exercise, in the case of death) such Incentive Stock Option at any time prior to the expiration of the term of the Option or within one year following the Participant’s termination of employment, whichever period is shorter.
     7.3 Termination of Employment For Cause. Unless otherwise determined by the Committee at the time of grant, in the event a Participant’s employment is terminated for Cause, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) shall be forfeited.
     7.4 Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at or after the time of grant, in the event the employment of the Participant shall terminate for any reason other than one described in Section 7.1, 7.2 or 7.3, any Options granted to such Participant which are exercisable at the date of the Participant’s termination of employment, or on such accelerated basis as the Committee may have determined in its discretion, shall remain exercisable until the earlier to occur of (a) the expiration of the term of such Options or (b) the ninetieth day following the Participant’s termination of employment, whichever period is shorter.
     7.5 Limitations on Exercisability Following Termination of Employment. No Options shall be exercisable after termination of employment unless the Participant shall have, during the time period in which the Options are exercisable, (a) refrained from serving as an officer, director or employee of any individual, partnership or corporation, or the owner of a business, or a member of a partnership which conducts business in competition with the Company or renders any service (including, without limitation, advertising agencies and business consultants) to competitors with any portion of the business of the Company, (b) been available, if so requested by the Company, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with, the Company, and (c) refrained from engaging in a deliberate action which has been determined by the Committee to cause substantial harm to the interests of the Company. If any of these conditions is not fulfilled, the Committee may require the Participant to forfeit all rights to any Options which have not been exercised prior to the date of the breach of the condition.

SECTION 8.
CHANGE IN CONTROL
     8.1 Accelerated Vesting and Payment. Subject to the provisions of Section 8.2 below, in the event of a Change in Control, each Participant shall be permitted, in the Participant’s discretion, to surrender any Option (excluding any Director Option) or portion thereof in exchange for (a) a payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price of the Option or (b) at the Committee’s discretion, whole shares of Stock with a Fair Market Value equal to the excess of the Change in Control Price over the exercise price of the Option and the Fair Market Value of any fractional share of Stock will be distributed in cash. However, the Committee, in its sole discretion, may offer the holders of the Options to be surrendered a reasonable opportunity (not longer than 15 days beginning on the date of the Change in Control) to exercise all their outstanding Options (whether or not otherwise then exercisable) by following the exercise procedures described in Section 6. Such right to surrender an Option in exchange for a payment in cash or, if appropriate, in shares of Stock (or to exercise an Option) as provided in the two preceding sentences shall remain in effect only during the fifteen-day period commencing with the day following the date of a Change in Control. Thereafter, the Option shall only be exercisable in accordance with the terms and conditions of the Stock Option Agreement and the provisions of the Plan.
     8.2 Alternative Awards. Notwithstanding Section 8.1, no cancellation or cash settlement or other payment or exercise shall occur under the circumstances described in Section 8.1 with respect to any Option or any class of Options if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Option or Options shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an “Alternative Award”), by a Participant’s employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:
     (a) be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change in Control;
     (b) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;
     (c) have substantially equivalent economic value to such Option (determined at the time of the Change in Control); and
     (d) have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

     For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant’s compensation, a material reduction in the Participant’s responsibilities or the relocation of the Participant’s principal place of employment to another location, in each case without the Participant’s written consent.
     Notwithstanding anything herein to the contrary, no Alternative Award shall be made with respect to an Option if it would cause the Option to become “deferred compensation” subject to Section 409A of the Code or fail to comply with the requirements of Section 409A of the Code.
     8.3 Director Options and Stock Units. Upon a Change in Control, each Director Option granted to an Eligible Director and all Stock Units credited to an Eligible Director shall be canceled in exchange for (a) a payment in cash or, (b) in the case of Director Options and at the Committee’s discretion, whole shares of Stock with a Fair Market Value equal to the excess of the Change in Control Price over the exercise price associated with the cancelled Director Options and the Fair Market Value of any fractional share of Stock will be distributed in cash. Alternatively, the Committee, in its sole discretion, may offer the holders of the Director Options to be cancelled a reasonable opportunity (not longer than 15 days beginning on the date of the Change in Control) to exercise all their outstanding Director Options (whether or not otherwise then exercisable) by following the exercise procedures described in Section 6. The amount of cash (or the Fair Market Value of shares of Stock plus the cash distributed in lieu of a fractional share of Stock) exchanged for each Director Option shall be the excess of the Change in Control Price over the exercise price for such Director Option unless (a) the Stock remains traded on an established securities market following the Change in Control and (b) such Eligible Director remains on the Board following the Change in Control. The amount of cash exchanged for each Stock Unit shall be the Change in Control Price.
     8.4 Options Granted Within Six Months of the Change in Control. If any Option (including a Director Option) granted within six months of the date on which a Change in Control occurs (a) is held by a person subject to the reporting requirements of Section 16(a) of the Act and (b) is to be cashed out pursuant to Section 8.1 or 8.3, such cash out shall not occur unless and until, in the opinion of the Company’s counsel, such cash out could occur without such reporting person being potentially subject to liability under Section 16(b) of the Act by reason of such cash out.
SECTION 9.
AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN
     The Board or the Committee may at any time terminate or suspend the Plan, and from time to time may amend or modify the Plan. Any such amendment, termination or suspension may be made without the approval of the shareholders of the Company except as such shareholder approval may be required (a) to satisfy the requirements of Rule 16b-3 under the Act, or any successor rule or regulation, (b) to satisfy applicable requirements of the Code or (c)

to satisfy applicable requirements of any securities exchange on which are listed any of the Company’s equity securities. No amendment of the Plan shall result in any loss of a Committee member’s status as a “non-employee director” as defined in Rule 16b-3 under the Act, or any successor rule or regulation, with respect to any employee benefit plan of the Company or result in the Plan losing its status as a plan satisfying the requirements of said Rule 16b-3. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore made under the Plan, without the consent of the Participant.
SECTION 10.
MISCELLANEOUS PROVISIONS
     10.1. Assignability.
     (a) With the permission of the Committee, a Participant or a specified group of Participants who has or have been granted an NSO under the Plan may transfer it to a revocable inter vivos trust as to which the Participant is the settlor or may transfer it to a “Permissible Transferee.” A Permissible Transferee shall be defined as any member of the immediate family of the Participant; any trust, whether revocable or irrevocable, solely for the benefit of members of the Participant’s immediate family; any partnership or limited liability company whose only partners or members are members of the Participant’s immediate family; or an organization described in Section 501(c)(3) of the Code. Any such transferee shall remain subject to all of the terms and conditions applicable to such NSO and subject to the rules and regulations prescribed by the Committee. A Permissible Transferee [other than an organization described in Section 501(c)(3) of the Code] may not retransfer an NSO except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than as described above, an NSO granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Participant to whom granted, may be exercised only by the Participant or the Participant’s guardian or legal representative.
     (b) With the permission of the Committee, an Eligible Director who has been granted a Director Option or has received a Stock Unit under the Plan may transfer such Director Option or Stock Unit to a revocable inter vivos trust as to which the Eligible Director is the settlor or may transfer such Director Option or Stock Unit to a “Permissible Transferee.” A Permissible Transferee shall be defined as any member of the immediate family of the Eligible Director; any trust, whether revocable or irrevocable, solely for the benefit of members of the Eligible Director’s immediate family; any partnership or limited liability company whose only partners or members are members of the Eligible Director’s immediate family; or an organization described in Section 501(c)(3) of the Code. Any such transferee shall remain subject to all of the terms and conditions applicable to such Director Option or Stock Unit and subject to the rules and regulations prescribed by the Committee. A Permissible Transferee [other than an organization described in Section 501(c)(3) of the Code] may not retransfer a Director Option or Stock Unit except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than as described above, a Director Option granted or Stock Unit received under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Eligible Director to whom granted or by whom received, may be exercised only by the Eligible Director or the Eligible Director’s guardian or legal representative.
     10.2 Beneficiary Designation. Each Participant and each Eligible Director may from time to time name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of the Participant’s or Eligible Director’s death. Each designation shall revoke all prior designations by the same Participant or Eligible Director, shall be in a form prescribed by the Committee, and shall be effective only when filed in writing with the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant’s or Eligible Director’s death shall be paid to the Participant or Eligible Director’s surviving spouse, if any, or otherwise to the Participant’s or Eligible Director’s estate and Options outstanding at the Eligible Director’s death shall be exercised by the Participant or Eligible Director’s surviving spouse, if any, or otherwise by the Participant’s or Eligible Director’s estate.
     10.3 No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards. Nothing in the Plan shall confer upon an Eligible Director a right to continue to serve on the Board or to be nominated for reelection to the Board.
     10.4 Tax Withholding. The Company shall have the power to withhold, or require a Participant or Eligible Director to remit to the Company, an amount sufficient to satisfy Federal, state, and local withholding tax requirements on any Award under the Plan, and the Company may defer payment of cash or issuance of Stock until such requirements are satisfied. The Committee may, in its discretion, permit a Participant or an Eligible Director to elect, subject to such conditions as the Committee shall impose, (a) to have shares of Stock otherwise issuable under the Plan withheld by the Company or (b) to deliver to the Company previously acquired shares of Stock having a Fair Market Value sufficient to satisfy all or part of the Participant’s or the Eligible Director’s estimated total Federal, state, and local tax obligation associated with the transaction.
     10.5 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or code of regulations, by contract, as a matter of law, or otherwise.
     10.6 No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its Employees or directors, in cash or property, in a manner which is not expressly authorized under the Plan.
     10.7 International Employees. It is the Company’s desire to provide the same motivation to materially increase shareholder value and to enable the Company to attract and retain the services of outstanding managers in the international locations where the Company maintains facilities and employs people. To this end, the Company will adopt incentives in its foreign locations that provide as closely as possible the same motivational effect as Options provide to domestic Participants. The Committee may grant Options to employees who are subject to the tax laws of nations other than the United States, which Options may have terms and conditions that differ from other Options granted under the Plan for the purposes of complying with foreign tax laws.
     10.8 Requirements of Law. The making of Awards and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding the foregoing, no Stock shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Stock delivered under the Plan may be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or traded, The NASDAQ Stock Market or any applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.
     10.9 Term of Plan. The Plan was effective upon its adoption by the Committee, subject to approval by the Board and approval by the affirmative vote of the holders of a majority of the shares of voting stock present in person or represented by proxy at the 1996 Annual Meeting. After January 26, 2006, no Award is permitted to be granted under the Plan, but all Awards outstanding as of such date may extend beyond such date in accordance with their respective terms.
     10.10 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.
     10.11 No Impact On Benefits. Plan Awards are not compensation for purposes of calculating an Employee’s rights under any employee benefit plan.

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